UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM	8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 21, 2026

NORTHERN TRUST CORPORATION

(Exact name of registrant as specified in its charter)

Delaware		001-36609	36-2723087
(State or other jurisdiction of incorporation)		(Commission File Number)	(IRS Employer Identification No.)

50 South LaSalle Street			60603
Chicago,	Illinois		(Zip Code)
(Address of principal executive offices)
Registrant’s telephone number, including area code (312) 630-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $1.66 2/3 Par Value	NTRS	The NASDAQ Stock Market LLC
Depositary Shares, each representing 1/1,000th interest in a share of Series E Non-Cumulative Perpetual Preferred Stock	NTRSO	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.
(a)-(b) The 2026 annual meeting of stockholders (the “2026 Annual Meeting”) of Northern Trust Corporation (the “Corporation”) was held on April 21, 2026, for the purposes of: (i) electing 13 directors to serve on the Board of Directors until the 2027 annual meeting or their successors are elected and qualified; (ii) approving, by an advisory vote, 2025 named executive officer compensation; (iii) approving the Corporation’s 2026 Employee Stock Purchase Plan; and (iv) ratifying the appointment of KPMG LLP as the Corporation’s independent registered public accounting firm for the 2026 fiscal year. Stockholders representing 168,937,566 shares, or 91.15% of the Corporation’s common stock as of the February 23, 2026 record date, voted in person or by proxy. Final voting results are as follows.

Election of Directors
All 13 nominees for director named in the proxy statement for the 2026 Annual Meeting were elected by the votes set forth in the table below.

Nominee	For	Against	Abstentions	Broker Non-Votes
Susan Crown	148,852,391	9,958,176	98,549	10,028,450
Chandra Dhandapani	158,174,058	647,610	87,448	10,028,450
Dean M. Harrison	155,971,712	2,820,402	117,002	10,028,450
Jay L. Henderson	132,718,881	25,905,084	285,151	10,028,450
Marcy S. Klevorn	158,187,339	624,118	97,659	10,028,450
Siddharth N. (Bobby) Mehta	157,913,916	900,859	94,341	10,028,450
Robert E. Moritz	157,144,251	1,632,574	132,291	10,028,450
Michael G. O’Grady	151,778,764	6,585,340	545,012	10,028,450
Richard M. Petrino	157,897,713	896,147	115,256	10,028,450
Martin P. Slark	153,345,708	5,456,850	106,558	10,028,450
David H. B. Smith, Jr.	152,655,306	6,175,312	78,498	10,028,450
Donald Thompson	148,736,603	10,081,480	91,033	10,028,450
Charles A. Tribbett III	146,601,703	12,208,879	98,534	10,028,450

Approval of 2025 Named Executive Officer Compensation
The 2025 named executive officer compensation was approved, on an advisory basis, by the votes set forth in the table below.

For	Against	Abstentions	Broker Non-Votes
148,700,308	9,443,599	765,209	10,028,450

Approval of the Corporation’s 2026 Employee Stock Purchase Plan
The Corporation’s 2026 Employee Stock Purchase Plan was approved, by the votes set forth in the table below.

For	Against	Abstentions	Broker Non-Votes
158,350,319	429,173	129,624	10,028,450

Ratification of Appointment of KPMG LLP
The appointment of KPMG LLP as the Corporation’s independent registered public accounting firm for the 2026 fiscal year was ratified by the votes set forth in the table below.

For	Against	Abstentions	Broker Non-Votes
160,991,571	7,843,560	102,435	—

Item 9.01 Financial Statements and Exhibits
(d) Exhibits

Exhibit Number	Description
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHERN TRUST CORPORATION

Date:	April 22, 2026	By:	/s/ Nicole V. Gersch
Nicole V. Gersch
Senior Vice President, Deputy General Counsel and Corporate Secretary